UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2009
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed to reflect certain retrospective adjustments that have been made to the consolidated financial statements of Caterpillar Inc. (the “Company”) that were previously filed with the Securities and Exchange Commission by the Company on February 20, 2009 as Exhibit 13 to its Annual Report on Form 10-K for the year ended December 31, 2008.  The financial statements reflecting adjustments for the following items are attached hereto as Exhibit 99.1:

A.	The Company adopted SFAS 160 effective January 1, 2009 and the accompanying consolidated financial statements have been retrospectively adjusted for all periods presented.

B.
The Company implemented a reorganization effective January 1, 2009, which changed its operating and reportable segments and the accompanying consolidated financial statements have been retrospectively adjusted for all periods presented.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
	23	Consent of Independent Registered Public Accounting Firm
	99.1	Consolidated Financial Statements and Notes with Retrospective Adjustments

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

May 14, 2009	By:	/s/ James B. Buda
James B. Buda
Vice President